UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 6, 2019 (September 6, 2019)

GENESCO INC.
(Exact Name of Registrant as Specified in Charter)

Tennessee	1-3083	62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Murfreesboro Road Nashville, Tennessee	37217-2895
(Address of Principal Executive Offices)	(Zip Code)

(615) 367-7000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $1.00 par value	GCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company. [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On September 6, 2019, Genesco Inc. issued a press release announcing results of operations for the fiscal second quarter ended August 3, 2019. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On September 6, 2019, the Company also posted on its website, www.genesco.com, a slide presentation with summary results and guidance. A copy of the slide presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
In addition to disclosing financial results calculated in accordance with United States generally accepted accounting principles (GAAP), the press release and summary results and guidance furnished herewith contain non-GAAP financial measures, including adjusted selling, general and administrative expense, operating income, pretax earnings, earnings from continuing operations and earnings per share from continuing operations, as discussed in the text of the release and as detailed on the reconciliation schedule attached to the press release. For consistency and ease of comparison with Fiscal 2020’s previously announced earnings expectations and the adjusted results for the prior period announced last year, the Company believes that disclosure of the non-GAAP measures will be useful to investors.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
(d)       Exhibits
The following exhibits are furnished herewith:

Exhibit Number	Description

99.1	Press Release dated September 6, 2019, issued by Genesco Inc.

99.2	Genesco Inc. Second Fiscal Quarter Ended August 3, 2019 Summary Results and Guidance

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.

Date: September 6, 2019	By:	/s/ Mel Tucker
	Name:	Mel Tucker
	Title:	Senior Vice President-Finance and Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit

99.1	Press Release dated September 6, 2019, issued by Genesco Inc.

99.2	Genesco Inc. Second Quarter Ended August 3, 2019 Summary Results and Guidance